UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2017 (May 4, 2017)

AXIS CAPITAL HOLDINGS LIMITED

(Exact Name Of Registrant As Specified In Charter)

Bermuda	001-31721	98-0395986
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

92 Pitts Bay Road

Pembroke, Bermuda HM 08

(Address of principal executive offices, including zip code)

(441) 496-2600

(Registrant’s telephone number, including area code)

Not applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e(4)(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 4, 2017, Joseph Henry notified AXIS Capital Holdings Limited (the “Company”) of his intention to retire from his position as Chief Financial Officer of the Company effective January 1, 2018.

The Company announced that Peter Vogt, who currently serves as the AXIS Insurance Chief Operating Officer, will become Chief Financial Officer of the Company effective January 1, 2018. Mr. Vogt will be appointed Deputy Chief Financial Officer effective July 1, 2017 with the transition to Chief Financial Officer to occur through the end of the year.

Mr. Vogt, age 53, has served as Chief Operating Officer at the Company’s Insurance business unit since 2013. Previously from 2010 to 2013, Mr. Vogt served as Chief Financial Officer and Chief Operating Officer of the Company’s Accident & Health business unit. From 2005 to 2010, Mr. Vogt served as Chief Financial Officer of Penn Mutual Life Insurance Company. From 1999 to 2005, he served as Chief Financial Officer of CIGNA’s Group Insurance business. Prior to this, Mr. Vogt held management and executive positions at Hartford Life Insurance Company over a 14 year period, including holding a series of actuarial roles and leading the sales, marketing and product development team for the corporate retirement business. Mr. Vogt holds a BBA in Actuarial Science and Economics from Temple University and is a Fellow of the Society of Actuaries and a Member of the American Academy of Actuaries.

A copy of the press release announcing Mr. Henry’s resignation and Mr. Vogt’s appointment is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number
Description of Document

99.1	Press Release issued by AXIS Capital Holdings Limited on May 10, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 10, 2017

AXIS CAPITAL HOLDINGS LIMITED

By:	/s/ Conrad D. Brooks
Conrad D. Brooks
General Counsel

EXHIBIT INDEX

Exhibit Number
Description of Document

99.1	Press Release issued by AXIS Capital Holdings Limited on May 10, 2017.